SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.20549


                                       FORM 8-K

                                    CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):   May 7, 2001


                                  Banyan Corporation
                                  ------------------
                (Exact name of registrant as specified in its chapter)


         OREGON                      000-26065                   84-1346327
         ------                      ---------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


       4740 Forge Rd., Bldg. #112, Colorado Springs, CO,        80907
       ----------------------------------------------------------------
        (address of principal executive offices)             (Zip Code)

Registrant s telephone number, including area code:   (719) 531-5535

ITEM 1.   Changes in Control of Registrant

As a result of the purchase of intellectual property by Banyan Corporation (the Corporation ) from Cory Gelmon and Michael Gelmon as is more particularly described in Item 2 herein, the Gelmons acquired 2,000,000 Class A Common Shares in the capital stock of the Corporation (which shares were issued pursuant to Rule 144 under the Securities Act of 1933). This represents approximately 17.38% of the total outstanding Class A Common Shares of the Corporation. Accordingly, as at the date hereof, Cory Gelmon holds 1,000,000 Class A Common Shares (or 8.69% of the total outstanding Class A Common Shares) and Michael Gelmon holds 1,000,000 Class A Common Shares (or 8.69% of the total outstanding Class A Common Shares).

As the result of the conditional purchase by the Corporation of all of the issued and outstanding shares of Franchise Support Network, Inc. from Cory Gelmon and Michael Gelmon as is more particularly described in Item 2 herein, the Gelmons may, in the future, acquire 34,047,666 Class A Common Shares in the capital stock of the Corporation (which, if such shares are to be issued will be issued pursuant to Rule 144 under the Securities Act of 1933). The aforesaid purchase has been made conditional upon the approval of the Shareholder s of the Corporation at the next Annual General Meeting of Shareholders which is expected to be held within 90 days of May 7, 2001. If the transaction is approved by the

Shareholders of the Corporation at the aforesaid Annual General Meeting then Mr. Cory Gelmon will hold 18,023,833 Class A Common Shares in the capital stock of the Corporation (or 39.56% of the total outstanding Class A Common Shares) and Mr. Michael Gelmon will hold 18,023,833 Class A Common Shares in the capital stock of the Corporation (or 39.56% of the total outstanding Class A Common Shares). As such and if the aforesaid transaction is approved, the Gelmons together will hold 36,047,666 Class A Common Shares in the capital stock of the Corporation or 79.13% of the total outstanding Class A Common Shares in the capital stock of the Corporation

ITEM 2.   Acquisition or Disposition of Assets

On May 7, 2001, the Corporation made an Offer to purchase intellectual property from Cory Gelmon and Michael Gelmon for the purchase price of $60,000, payable by the issuance of 2,000,000 Class A Common Shares in the capital stock of the Corporation, which shares shall be issued exempt from registration pursuant to Rule 144 under the Securities Act of 1933. The Offer to Purchase was accepted by the Gelmons and the transaction was closed on May 7, 2001. Upon the closing of the aforesaid transaction Cory Gelmon became a Director and the President of the Corporation and Michael Gelmon became a Director and the Chief Executive Officer of the Corporation. A copy of the Offer to Purchase is attached hereto as Exhibit 10.1.

The intellectual property consists of a Business Development Plan for a nationally branded chain of Chiropractic Clinics called Chiropractic USA . Pursuant to the Offer to Purchase, the aforesaid Business Development Plan is now owned by the Corporation. The Business Development Plan calls for the consolidation of individually and corporately operated Chiropractic Clinics on a national level under the name of Chiropractic USA , all operated pursuant to a uniform corporate, business and operating format. The Corporation (or a wholly owned subsidiary of the Corporation) as the franchiser of Chiropractic USA will operate the following departments: Real Estate; Franchise Development; Corporate Location Development; Operations; Accounting and Administration; Purchasing; and Legal; in order to reduce the distractions involved to Chiropractic professionals in trying to establish and maintain a Chiropractic practice and in order to bring economies of scale into bearing when establishing and operating Chiropractic service centers.

On May 7, 2001, the Corporation made an Offer to Purchase all of the issued and outstanding shares of Franchise Support Network, Inc. from Cory Gelmon and Michael Gelmon for the purchase price of $1,021,430, payable by the issuance of 34,047,666 Class A Common Shares in the capital stock of the Corporation, which shares shall be issued exempt from registration pursuant to Rule 144 under the Securities Act of 1933. The Offer to Purchase was accepted by the Gelmons and the transaction is expected to close upon the fulfillment of certain conditions precedent, one of which is approval of the aforesaid transaction by the Shareholders of the Corporation at a duly constituted meeting of shareholders to be held within 90 days of May 7, 2001. A copy of the Offer to Purchase is attached hereto as Exhibit 10.2. In addition, please note that on May 7, 2001, Cory Gelmon became a Director and the President of the Corporation and Michael Gelmon became a Director and the Chief Executive Officer of the Corporation.

Franchise Support Network, Inc. ("FSN") is a company incorporated pursuant to the laws of the Province of Alberta, Canada. FSN is a franchisee dedicated support network with offices in both the United States and Canada and was established to assist the needs of those people looking to become franchisees. In particular FSN offers its clients the following services: Business Plan Formulation; Franchise Agreement Review and Negotiation; Assistance in Site Selection; Lease Review and Negotiations; Local Store Marketing Assistance; Accounting Services; and Ongoing Support Services. As part of its business plan FSN intends to establish relationships with law firms, business consultant and accountants across North America in order to establish itself as a franchised network of one stop franchisee consultants.

ITEM 3.   Bankruptcy or Receivership

Not Applicable

ITEM 4.   Changes in Registrant s Certifying Accountant

Not Applicable

ITEM 5.   Other Events and Regulation FD Disclosure

On May 7, 2001, the Corporation disseminated two press releases dealing with the acquisitions noted in Item 2 herein. The information contained in the press releases is incorporated herein by reference and filed as Exhibits 99.1 and 99.2 hereto.

ITEM 6.   Resignations of Registrant s Directors

Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired

The required financial statements are currently being prepared and will be filed as an amendment to this Form 8-K on or before July 2, 2001.

Pro forma financial information

The required pro forma financial information is currently being prepared and will be filed as an amendment to this Form 8-K on or before July 2, 2001.

(c)   Exhibits

The following Exhibits are filed as a part of this disclosure statement:

10.1 Offer to Purchase Intellectual Property - Business Development Plan for Chiropractic USA
10.2   Offer to Purchase Franchise Support Network, Inc.

99.1   The Registrant s Press Release dated May 7, 2001
99.2   The Registrant s Press Release dated May 7, 2001

ITEM 8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

Not Applicable


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANYAN CORPORATION
                                            -------------------
                                            (Registrant)


Date:   May 17, 2001                        /s/ Michael J. Gelmon
                                            ---------------------
                                            Michael J. Gelmon
                                            Chief Executive Officer and Director

EXHIBIT INDEX


Exhibit                                                            Sequential
Number          Description                                        Page Number
------          -----------                                        ------------

10.1 Offer to Purchase Intellectual Property - Business Development Plan for Chiropractic USA
10.2        Offer to Purchase Franchise Support Network, Inc
99.1        The Registrant s Press Release dated May 7, 2001
99.2        The Registrant s Press Release dated May 7, 2001

                                   Exhibit 10.1

                                Offer to Purchase
                             (Intellectual Property)

Banyan Corporation, a company formed pursuant to the laws of the State of Oregon with offices in Colorado Springs, Colorado (the Purchaser ) hereby offers to purchase from Cory & Michael Gelmon, businessmen, of the City of Calgary, in the Province of Alberta, Canada (the Vendors ), the intellectual property for the business development plan of their Chiropractic USA concept (the Business ). Chiropractic USA is more fully detailed in Schedule A , attached hereto.

1. Purchase Price. The purchase price (the Purchase Price ) payable by the Purchaser to the Vendors for the Business shall be the sum of Sixty Thousand (USD $60,000) Dollars, to be paid as set out herein.

2. Payment of Purchase Price. The Purchase Price shall be paid and satisfied at Closing, or as soon as practicable thereafter by the Purchaser by delivering to each of Cory Gelmon and Michael Gelmon, at Closing, share certificates in Banyan Corporation evidencing one million Class A shares in Banyan, pursuant to Rule 144 under the Securities Act of 1933, in the names of each of Cory Gelmon and Michael Gelmon. If the Purchaser fails to complete this transaction for any reason, the Vendor s shall be entitled to the remedy of specific performance.

3. Closing Date. Time shall be of the essence of this Offer. The closing of this transaction shall take place at 2:00 p.m. on Monday, May 7th, 2001 or such earlier or later date as may be mutually acceptable to the parties hereto (the Closing Date or Closing ) at the office of the Purchaser or at such other place as may approved in writing by the parties hereto.

4. Conditions Precedent. This Offer to Purchase is subject to the approval of the Board of Directors of the Purchaser which shall be meeting no later than May 7th, 2001.

5. Representations and Warranties by the Vendor. The Vendor represents and warrants to the Purchaser as follows:

     1. The Chiropractic USA plan is the sole intellectual property of the Vendors who have developed the concept from the outset.

     2. The Business is not now, nor at Closing will be bound by any agreement whether written or oral with any other party;

     3. The Business will not, at Closing be bound by any outstanding contract or commitment which requires prior approval of the assignment thereof by the Vendor to the Purchaser resulting from the consummation of the transactions provided for herein, unless such consent is obtained and provided to the Purchaser on Closing.

     4. The Vendor now has and at Closing will have a good and marketable title to the Business, free and clear of any and all claims, liens, encumbrances and security interests whatsoever.

     The representations and warranties of the Vendor contained herein shall survive the Closing and shall continue in full force and effect for the benefit of the Purchaser.

6. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Vendor as follows:

     a. Banyan Corporation (the Corporation ) is in good standing and compliant with all SEC required filings;

     b. The Corporation has the full right and authority to issue the Shares representing the Purchase Price hereunder, in compliance with all SEC rules and regulations and in compliance with its own internal bylaws;

7. Closing Deliveries. At Closing, the parties shall deliver the following, in addition to any other documents, agreements or deliverables required or provided by this Offer:

     1.  the Vendor shall deliver to the Purchaser:

         1. full title to the intellectual property developed by the Vendors relating to the Chiropractic USA concept, as well as all development plans therefore.

         2. a Certificate certifying that all representations and warranties contained in this Offer are true and correct in all material respects as of the Closing Date;

     2.  the Purchaser shall deliver to the Vendor:

         1. Share Certificate in Banyan Corporation for One Million Shares of Class A Common Shares of Banyan, pursuant to Rule 144 under the Securities Act of 1933, in the name of Cory H. Gelmon;

         2. Share Certificate in Banyan Corporation for One Million Shares of Class A Common Shares of Banyan, pursuant to Rule 144 under the Securities Act of 1933, in the name of Michael J. Gelmon;

8. Non-Competition. The Vendors will not (without the prior written consent of the Purchaser) at any time within five years from the date hereof either individually or in partnership or jointly or in conjunction with any person or persons, firm, association, syndicate, company or corporation, as principal, agent, employee officer, director or shareholder or in any other manner whatsoever carry on or be engaged in or concerned with or interested in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part thereof to be used or employed by or associated with, any person or persons, firm, association, syndicate, company or corporation engaged in or concerned with of interested in, any business which competes with the Business (except as a shareholder, officer, director or employee of the Purchaser) within North America.

9.   Severability. In the event that any provision herein or part hereof shall
     ------------
     be deemed void or invalid by a court of competent jurisdiction, the remaining provisions, or parts hereof, shall be and remain in full force and effect.


10.  General.

(a) Schedules and other documents attached or referred to in this Offer are an integral part of this Offer.

(b) The division of this Offer into paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

(c) All shares in Banyan Corporation referred to herein are intended to be the publicly traded Class A Common shares currently traded in the "over the counter pink sheet" market.

(d) This Offer constitutes the entire agreement among the parties and except as herein stated and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the respective parties. There are no oral representations or warranties amount the parties of any kind. This Offer may not be amended or modified in any respect except by written instrument signed by both parties.

(e) This Offer shall be governed by and construed in accordance with the laws of the State of Oregon.

(f) Any notice required or permitted to be given hereunder shall be in writing and shall be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by facsimile, telex or other similar means of electronic communication (confirmed on the same or following day by prepaid mail) addressed to the recipient at the address of the recipient noted above. Any notice so given shall be deemed conclusively to have been received when so personally delivered or sent by telex, facsimile or other electronic communication or on the second day following the sending thereof by private courier or mail. Any party hereto or others mentioned above may change any particulars of its address for notice by notice to the others in the manner aforesaid.

(g) This Offer shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

11. Irrevocable Period. This Offer shall be irrevocable by the Purchaser until 5:00 on May 7th, 2001, after which time, if not accepted, this Offer shall be null and void.




IN WITNESS WHEREOF this Offer has been executed by the Purchaser this        day
                                                                     -------
of May, 2001

                                             /s/ Lawrence Stanley
                                                 Banyan Corporation
I hereby accept the above Offer.


/s/   Cory H. Gelmon
      Cory H. Gelmon



/s/   Michael J. Gelmon
      Michael J. Gelmon



            DATED                      , 2001
                  ---------------------

                                      Schedule A

                             CHIROPRACTIC USA OUTLINE
                             ------------------------

Chiropractic USA is the creation of an integrated, nationally branded chain of Chiropractic clinics across North America ( Chiropractic USA ). This is the consolidation of a thriving niche market where there is virtually no consolidation of any kind on a national or even a regional scale. This company will be multi faceted with corporate owned clinics as well as franchised clinics. Chiropractic USA will have the following departments: Real Estate; Franchise Development; Corporate Location Development, Operations; Accounting & Administration and Legal.

                                    Value Added:
                                    ------------

All clinics, franchised or corporately owned, will operate pursuant to a uniform business and operating format, marks, accounting practices etc. Head office will source all real estate for new locations, negotiate leases, implement marketing plans (both national and local) and set up all administrative and business operations of the location. As you can see, these headings follow along the lines that we will provide in our Franchise Support Network. The franchisee, or corporate employee, as the case may be, is free to establish his chiropractic practice, without the distractions of the business side of the operation. All accounting will be centralized, including client billing, paying all practice overhead etc. The location need only book appointments and give care and service to its patients. In addition, such features as uniform data bases will be kept on all patients - so the businessman from New York golfing in Florida will be able to go to a local Florida Chiropractic USA clinic, have the local Chiropractor look up his file on the data base, and treat him accordingly. Thus, the patients will always have access to personalized Chiropractic care.

Head office will employ the accountants and administrative personnel at its location, with dedicated personnel dealing with each location (i.e. each employee handles x number of locations). It will also have a marketing and business development staff whose responsibility will be to develop and grow the business of each location.

                               Growth & Development:
                               ---------------------

Initially, Chiropractic USA must develop a template/cookie cutter for each of its locations, that can be dropped in wherever premises are leased by the real estate department. All initial development will occur in concentrated areas in order to build the name in a test market, and then expand outward using the rifle approach to growth. We will then proceed with the following development options:

a) Corporate Clinics:  Chiropractic USA will own each of the corporate locations which it will fully finish and finance. Chiropractors will be hired to operate each location. The on site Chiropractor will be paid a base salary together with some form of profit sharing. He will also have an option to purchase the location from the company pursuant to an agreed formula. This purchase will then convert the corporate location into a franchised location, with a continuing royalty and national advertising contribution being paid to Chiropractic USA. Prime targeted employees are newly graduated Chiropractors or Chiropractors that are good practitioners but not good business people.

b) Franchised Clinics:

                       Chiropractic USA can attract established Clinics to its brand by offering the value added features as noted above. The marks, uniform business format, and moving the business administration to head office. The prime targeted group for this will be practitioners who want to freshen up their practise, and increase productivity and profitability.

                          Chiropractic USA Revenue Streams:
                          ---------------------------------

The head office revenue streams will be many, including Corporate location revenue, Franchise Fees, Royalty fees, accounting and admin fees billed back to the locations, supply of equipment and products. This is an exciting concept as the growth of Chiropractic care is gathering steam, but as yet there is no national brand or consolidation to speak of.

                                     Exhibit 10.2

                                   Offer to Purchase
                            Franchise Support Network, Inc.

Banyan Corporation, a company formed pursuant to the laws of the State of Oregon with offices in Colorado Springs, Colorado ( Banyan or the Purchaser ) hereby offers to purchase from Cory Gelmon & Michael Gelmon, businessmen, of the City of Calgary, in the Province of Alberta, Canada (the Vendors ), all of the issued and outstanding shares of Franchise Support Network, Inc., a company incorporated pursuant to the laws of the Province of Alberta, Canada ( FSN ).

1. Purchase Price. The purchase price (the Purchase Price ) payable by the Purchaser to the Vendors for FSN shall be the sum of One Million Twenty One Thousand Four Hundred and Thirty ($1,021,430) Dollars, and shall be satisfied as set out in paragraph 2, below.

2. Payment of Purchase Price. The Purchase Price shall be paid and satisfied at Closing, by the Purchaser delivering to the Vendors Thirty Four Million, Forty Seven Thousand, Six Hundred and Sixty Six (34,047,666) Class A Common Shares in Banyan, which is based upon the Purchase Price divided by the thirty day rolling average of the Banyan Class A Common Shares immediately prior to the date of this offer. Banyan acknowledges that this average is three (3 ) cents per share. The Shares issued to the Vendors shall be issued pursuant to Rule 144 under the Securities Act of 1933. If the Purchaser fails to complete this transaction for any reason, the Vendors shall be entitled to the remedy of specific performance.

3. Closing Date. Time shall be of the essence of this Offer. The closing of this transaction shall take place within seven days of the Vendors accepting this offer (the Closing Date or Closing ) and shall take place at the office of the Purchaser or at such other place as may approved in writing by the parties hereto.

4.   Conditions Precedent. This Offer to Purchase is subject to

          (i) the approval of the Board of Directors of the Purchaser which shall be meeting no later than May 7th, 2001;

          (ii) the approval of the required number of Banyan Shareholders, to be obtained at a duly constituted meeting of Banyan Shareholders within ninety (90) days from the date of this offer.

5. Acceptance of Offer. Upon waiver of the Conditions Precedent by the Purchaser, this Offer shall be irrevocable, and shall remain open for acceptance by the Vendors up to and including the 1st day of August, 2001, after which time, if not accepted, this Offer shall be null and void.

6. Representations and Warranties by the Vendors. The Vendors represents and warrants to the Purchaser as follows:

     1. FSN is duly incorporated pursuant to the laws of the Province of Alberta, Canada and is current with all of its filings;

     2. FSN is not now, nor at Closing will be bound by any agreement whether written or oral with any other party for the purchase or sale of any FSN shares and that no option for the purchase of the FSN shares exists now, or will exist at Closing;

     3. FSN is not now, nor will it be at Closing, bound by any outstanding contract or commitment which requires prior approval of the assignment thereof by the Vendors to the Purchaser resulting from the consummation of the transactions provided for herein, unless such consent is obtained and provided to the Purchaser on Closing.

     4. The Vendors now has and at Closing will have a good and marketable title to FSN, free and clear of any and all claims, liens, encumbrances and security interests whatsoever.

     5. FSN is not currently involved in any disputes, litigation, or threatened litigation.

     6. The only material contracts and obligations in existence for FSN are employment contracts with the Vendors.

7. The representations and warranties of the Vendors contained herein shall survive the Closing and shall continue in full force and effect for the benefit of the Purchaser.

     Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Vendors as follows:

     a. Banyan Corporation (the Corporation ) is in good standing and compliant with all SEC required filings;

     b. The Corporation shall have obtained the full right and authority to issue the Shares representing the Purchase Price hereunder, in compliance with all SEC rules and regulations and in compliance with its own internal bylaws;

     c. That the number of issued and outstanding shares, and instruments capable of becoming shares in Banyan shall be no more than Thirteen Million Five Hundred Thousand (13,500,000) shares immediately prior to the Closing of this transaction.

8. Closing Deliveries. At Closing, the parties shall deliver the following, in addition to any other documents, agreements or deliverables required or provided by this Offer:

     1.  the Vendors shall deliver to the Purchaser:

         1.  full title to all of the issued and outstanding shares of FSN;

         2. a Certificate certifying that all representations and warranties contained in this Offer are true and correct in all material respects as of the Closing Date;

     2.  the Purchaser shall deliver to the Vendors:

         1. Share certificates in the amount of Thirty Four Million, Forty Seven Thousand, Six Hundred and Sixty Six (34,047,666) Class A Common Shares in Banyan, legended with the appropriate restrictions as set out pursuant to Rule 144 under the Securities Act of 1933. The share certificates delivered will be one such share certificate in the name of Cory Gelmon in the amount of Seventeen Million, twenty three thousand, eight hundred and thirty three (17,023,833) Class A Common Shares, with the appropriate restrictions as set out pursuant to Rule 144 under the Securities Act of 1933, and one such share certificate in the name of Michael Gelmon in the amount of Seventeen Million, twenty three thousand, eight hundred and thirty three (17,023,833) Class A Common Shares, with the appropriate restrictions as set out pursuant to Rule 144 under the Securities Act of 1933.

9. Non-Competition. The Vendors will not (without the prior written consent of the Purchaser) at any time within five years from the date hereof either individually or in partnership or jointly or in conjunction with any person or persons, firm, association, syndicate, company or corporation, as principal, agent, employee officer, director or shareholder or in any other manner whatsoever carry on or be engaged in or concerned with or interested in, or advise, lend money to, guarantee the debts or obligations of, or permit his name or any part thereof to be used or employed by or associated with, any person or persons, firm, association, syndicate, company or corporation engaged in or concerned with of interested in, any business which competes with FSN (except as a shareholder, officer, director or employee of the Purchaser) within North America.

10.  Severability.
     In the event that any provision herein or part hereof shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions, or parts hereof, shall be and remain in full force and effect.

11.  General.

(a) Schedules and other documents attached or referred to in this Offer are an integral part of this Offer.
(b) The division of this Offer into paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.
(c) The Class A Common shares in Banyan Corporation referred to herein are intended to be the publicly traded class of shares currently traded in the "over the counter pink sheets" market.

(d) This Offer constitutes the entire agreement among the parties and except as herein stated and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the respective parties. There are no oral representations or warranties amount the parties of any kind. This Offer may not be amended or modified in any respect except by written instrument signed by both parties.
(e) This Offer shall be governed by and construed in accordance with the laws of the State of Oregon.
(f) Any notice required or permitted to be given hereunder shall be in writing and shall be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by facsimile, telex or other similar means of electronic communication (confirmed on the same or following day by prepaid mail) addressed to the recipient at the address of the recipient noted above. Any notice so given shall be deemed conclusively to have been received when so personally delivered or sent by telex, facsimile or other electronic communication or on the second day following the sending thereof by private courier or mail. Any party hereto or others mentioned above may change any particulars of its address for notice by notice to the others in the manner aforesaid.
(g) This Offer shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
(h)  All dollar amounts referred to herein shall mean U.S. Dollars.

IN WITNESS WHEREOF this Offer has been executed by the Purchaser this       day
                                                                      -----
of May, 2001.


                                             /s/ Lawrence Stanley
                                                 Banyan Corporation
I hereby accept the above Offer.



/s/ Cory H. Gelmon
    Cory H. Gelmon


/s/ Michael J. Gelmon
    Michael J. Gelmon



            DATED                       , 2001
                  ---------------------

Exhibit 99.2

                                 Exhibit 99.2

        FOR IMMEDIATE RELEASE

Please Contact:   Banyan Corporation Investor Relations

                  (719) 531-5535, Cory Gelmon

                  E-Mail: cgelmon@home.com

PRESS RELEASE



    BANYAN ANNOUNCES AQCUISITION OF CHIROPRACTIC USA DEVELOPMENT PLAN


Colorado Springs, Colorado - May 7, 2001 - The Board of Directors of Banyan Corporation (NQB Pinks: BANY ) announces that the Company has acquired from newly appointed President, Cory Gelmon, and newly appointed CEO, Michael Gelmon, the intellectual property for the growth and development of "Chiropractic USA", an aggressive plan for the development and consolidation of one of the fastest growing recognized forms of health care - Chiropractic clinics. The Gelmon's bring multi-unit and franchising expertise to Banyan from their days as Chief Operating Officer and Head of Real Estate and Acquisitions at Domino's Pizza of Canada Ltd., the Master Franchise of Domino's Pizza in Canada, a company which they founded and developed to a 200 store chain before selling out.

Cory Gelmon commented, "We have an excellent plan for the development and consolidation of Chiropractic clinics across North America, which is a huge growth industry, with virtually no brand awareness and no national players. Through a disciplined strategy of acquisitions and corporate clinic development, we believe that we can create a national chain in a relatively short period of time." CEO Michael Gelmon said, "While we have some housekeeping to do with Banyan's existing businesses, the development of Chiropractic USA is a priority."

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses, including the development of branded Chiropractic clinics throughout North America; designing, manufacturing and marketing products and services aimed at the personal computer market, and Internet e-commerce services. Banyan sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name and provides e-commerce services, primarily the design of Internet sites for commercial customers through its subsidiary TopListing.com. Banyan s products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

Banyan Corporation Press Release - AQCUISITION OF CHIROPRACTIC USA DEVELOPMENT PLAN
May 7, 2001
Page 2 of 2

================================================================================
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan s filings with the Securities and Exchange Commission.
================================================================================

                                      * * *





                           4740 FORGE ROAD, BUILDING 112
                            COLORADO SPRINGS, CO  80907
                         (719) 531-5535  FAX: (719) 531-9135

Exhibit 99.2

                                 Exhibit 99.2

        FOR IMMEDIATE RELEASE

Please Contact:   Banyan Corporation Investor Relations

                  (719) 531-5535, Cory Gelmon

                  E-Mail: cgelmon@home.com

PRESS RELEASE





        BANYAN ANNOUNCES ACQUISITION OF FRANCHISE SUPPORT NETWORK, INC.

Colorado Springs, Colorado - May 7, 2001 - Banyan Corporation (NQB Pinks: BANY) announces that the Board of Directors have reached an agreement to acquire Franchise Support Network, Inc. ("FSN"), subject to shareholder approval, from newly appointed Banyan President, Cory Gelmon, and newly appointed Banyan CEO, Michael Gelmon. FSN is a multi - faceted company offering professional support systems to Franchisees in virtually all franchise segmented sectors. In addition, FSN itself franchises these support services to a variety of professional consultants, who, once trained, will offer these services to franchisees in their area. FSN will also embark on an acquisition program, whereby it purchases various smaller franchisors and consolidates these franchisors under one roof, itself becoming the significant Franchisor.

Newly appointed Banyan President, Cory Gelmon, said, "Many franchisors of under 75 outlets are struggling financially. By acquiring a variety of these franchisors we will be able to consolidate head office operations such as accounting, administration, training, marketing, franchise development, operations as well as the head office premises. There are huge economies of scale when these operations are merged together - even when the franchisors are in different sectors." CEO Michael Gelmon commented, "In these kinds of ventures, cash flow begins immediately. While there are the costs of acquisitions and infrastructure development, we are seeking mature businesses with existing royalty streams. In this way, we receive an immediate return on our investment with the business becoming self perpetuating. This is a natural compliment to our Chiropractic USA development plan."

The Gelmon's bring multi-unit and franchising expertise to Banyan from their days as franchise lawyers as well as their positions as Chief Operating Officer and Head of Real Estate and Acquisitions at Domino's Pizza of Canada Ltd, the Master Franchise of Domino's Pizza in Canada, a company which they founded and developed to a 200 store chain before selling out.

A shareholder meeting will be scheduled as soon as practical.

Banyan Corporation Press Release - AQCUISITION OF FRANCHISE SUPPORT NETWORK,
INC.
May 7, 2001
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Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses, including the development of branded Chiropractic clinics throughout North America; designing, manufacturing and marketing products and services aimed at the personal computer market, and Internet e-commerce services. Banyan sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name and provides e-commerce services, primarily the design of Internet sites for commercial customers through its subsidiary TopListing.com. Banyan s products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

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The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan s filings with the Securities and Exchange Commission.
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